UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026
 ______________________
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 551-2600
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 20, 2026, Gregory B. Kenny informed Ingredion Incorporated (the “Company”) of his decision to retire from the Company’s Board of Directors (the “Board”), effective on March 23, 2026. Mr. Kenny has served as a director of the Company since 2005. He indicated that his decision to retire was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
(d) On March 18, 2026, the Company’s Board elected Siobhán Talbot to serve as a director of the Company, with a term beginning effective April 1, 2026.
The Board has determined that Ms. Talbot qualifies as an independent director under the corporate responsibility standards of the New York Stock Exchange (“NYSE”).
Ms. Talbot, age 62, is the former Group Managing Director and Chief Executive Officer and a former director of Glanbia plc, a Euronext Dublin and London-listed multinational nutrition company. She served in roles of increasing responsibility with that company over the course of 31 years, including most recently as Group Managing Director and Chief Executive Officer from November 2013 to December 2023. She currently serves as a director of CRH plc, a NYSE-listed multinational building materials and solutions provider, and is a member of its audit committee.
Consistent with the compensation payable to all non-management directors, Ms. Talbot will receive for her Board service initially and on a quarterly basis thereafter payments of an annual cash retainer and an annual equity retainer in the form of restricted stock units issued under the Company’s stock incentive plan. The non-management director compensation arrangements are described under the heading Director Compensation on pages 20 through 21 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 9, 2025. The Company will enter into its standard form of director indemnification agreement with Ms. Talbot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary, and Chief Compliance Officer